Nicor Inc.
                                                                       Form 10-Q
                                                                    Exhibit 32.1

                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nicor Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   Dated: August 4, 2003       /s/ THOMAS L. FISHER
          --------------       ------------------------------------
                               Thomas L. Fisher
                               Chairman and Chief Executive Officer

                                                                      Nicor Inc.
                                                                       Form 10-Q
                                                                    Exhibit 32.2

                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nicor Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   Dated: August 4, 2003       /s/ KATHLEEN L. HALLORAN
          --------------       --------------------------
                               Kathleen L. Halloran
                               Executive Vice President
                               Finance and Administration